                                                                  EXHIBIT 3.1(b)
                             CERTIFICATE OF MERGER
                             ---------------------

        (1) The name and state of incorporation of each of the constituent corporations are:
            (A)  Broadband Services, Inc., a Delaware corporation;

            (B)  Cablenet International Corporation, a Delaware corporation;

            (C) Coaxial Communications of Central Ohio, Inc., an Ohio corporation;

            (D) Coaxial Communications of Reynoldsburg, Inc., an Ohio corporation;

            (E) Coaxial Communications Cable Operations, Inc., an Ohio corporation; and


            (F)  Telecinema of Columbus, Inc., an Ohio corporation.

        (2) An agreement of merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with subsection (c) of Section 252 of the General Corporation Law of the State of Delaware.

        (3) The name of the surviving corporation is Coaxial Communications of Central Ohio, Inc.

        (4)  The surviving corporation is an Ohio corporation.

        (5) The articles of incorporation of Coaxial Communications of Central Ohio, Inc. are attached to this Certificate of Merger as Exhibit A and are incorporated by reference herein, and, until changed in accordance with law, said articles of incorporation shall be and constitute the articles of incorporation of the surviving corporation.

        (6) The executed agreement of merger is on file at the principal place of business of the surviving corporation at:

                        Coaxial Communications
                        3770 East Livingston Avenue
                        Columbus, Ohio 43227

        (7) A copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

        (8)  The surviving corporation is to be an Ohio corporation.

        (9) The surviving corporation hereby agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of Broadband Services, Inc. or Cablenet International, Inc., being the only constituent corporations that are Delaware corporations, as well as for enforcement of any obligation of the surviving corporation arising from the merger of Broadband Services, Inc. and Cablenet International, Inc. into the surviving corporation, including any suit or other proceeding to enforce the right of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the General Corporation Law of the State of Delaware; and the surviving corporation hereby irrevocably appoints the Secretary of State of Delaware as its agent to accept service of process in any such suit or other proceedings, and a copy of any such process shall be mailed by the Secretary of State of Delaware to:

                        Coaxial Communications
                        3770 East Livingston Avenue
                        Columbus, Ohio 43227

        (10) This Certificate of Merger, and the mergers to become effective pursuant to the agreement of merger, shall become effective at 11:59 p.m., Eastern Standard Time, on the earlier of (i) the date of filing with the Secretary of State of Ohio of the certificate of merger required by Ohio Revised Code Section 1701.81 to effect the mergers contemplated by the agreement of merger and (ii) December 29, 1986.

        Executed on December 23, 1986.

                                BROADBAND SERVICES, INC.,
                                  a Delaware corporation

                                        and

                                CABLENET INTERNATIONAL
                                  CORPORATION, a Delaware
                                  corporation

                                        and

                                COAXIAL COMMUNICATIONS OF
                                  CENTRAL OHIO, INC., an
                                  Ohio corporation

                                        and

                                        COAXIAL COMMUNICATIONS OF REYNOLDSBURG,
                                          INC., an Ohio corporation

                                                          and

                                        COAXIAL COMMUNICATIONS CABLE OPERATIONS,
                                          INC., an Ohio corporation

                                                          and

                                        TELECINEMA OF COLUMBUS, INC., an Ohio
                                          corporation

                                          /s/ D. Stevens McVoy,

                                      By D. Stevens McVoy,
                                         Vice-President of Broadband Services,
                                         Inc., Cablenet International
                                         Corporation, Coaxial Communications of
                                         Central Ohio, Inc. Coaxial
                                         Communications Cable Operations, Inc.
                                         and Telecinema of Columbus, Inc.


Attest:

  /s/ Andrew G. Schrader,

By Andrew G. Schrader,
     Assistant Secretary of Coaxial
     Communications of Central Ohio,
     Inc. and Secretary of Broadband
     Services, Inc., Cablenet
     International Corporation, Coaxial
     Communications of Reynoldsburg,
     Inc., Coaxial Communications Cable
     Operations, Inc. and Telecinema of
     Columbus, Inc.

                                                                       Exhibit A
                                                                       ---------


                           ARTICLES OF INCORPORATION

                                      OF

                 COAXIAL COMMUNICATIONS OF CENTRAL OHIO, INC.



        FIRST:  The name of the corporation shall be Coaxial Communications of
        -----
Central Ohio, Inc.

        SECOND:  The place in Ohio were the principal office of the corporation
        ------
is to be located is in the City of Columbus, County of Franklin.

        THIRD:  The purpose for which the corporation is formed is to engage in
        -----
any lawful act or activity for which corporations may be formed under Sections 1701.01 to 1701.98 of the Ohio Revised Code.

        FOURTH:  The authorized number of shares of the corporation shall be
        ------
2,000, all of which shall be common shares, each with a par value of $1.00 per share.

                             CERTIFICATE OF MERGER
                             ---------------------

        An Agreement to Merger, a signed copy of which is attached hereto, marked as Annex 1 for identification and incorporated by reference herein, was duly approved and adopted:

        (1) by the Board of Directors of each of Coaxial Communications of Central Ohio, Inc., Coaxial Communications of Reynoldsburg, Inc., Coaxial Communications Cable Operations, Inc. and Telecinema of Columbus, Inc. [each of said four (4) corporations being an Ohio corporation] by action taken in a writing or writings approved and signed by all of the Directors of each of said four (4) Ohio corporations to be effective as of December 23, 1986, as specified in {1701.54 of the Ohio Revised Code;

        (2) by the holders of all (100%) of the shares of each of Coaxial Communications of Central Ohio, Inc., Coaxial Communications of Reynoldsburg, Inc., Coaxial Communications Cable Operations, Inc. and Telecinema of Columbus, Inc. [each of said four (4) corporations being an Ohio corporation] by action taken in a writing or writings approved and signed by the holders of all (100%) of the shares of each of said four (4) Ohio corporations to be effective as of December 23, 1986, as specified in Section 1701.54 of the Ohio Revised Code;

        (3) by the Board of Directors of Broadband Services, Inc. and of Cablenet International, Inc. [each of said two (2) corporations being a Delaware corporation] by consent thereto given in a writing or writings signed by all of the Directors of each of said two (2) Delaware corporations to be effective as of December 23, 1986, in accordance with the provisions of Section 141(f) of the General Corporation Law of the State of Delaware; and

        (4) by the holders of all (100%) of the shares of the outstanding stock of Broadband Services, Inc. and of Cablenet International, Inc. [each of said two (2) corporations being a Delaware corporation] entitled to vote thereon, by consent thereto given in a writing or writings signed by all (100%) of such stockholders to be effective as of December 23, 1986, in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

        The undersigned have caused this Certificate of Merger to be executed to be effective as of December 23, 1986.

                                        BROADBAND SERVICES, INC.
                                          a Delaware corporation

                                                and

                                                CABLENET INTERNATIONAL
                                                  CORPORATION, a Delaware
                                                  corporation

                                                        and


                                                COAXIAL COMMUNICATIONS OF
                                                  CENTRAL OHIO, INC., an
                                                  Ohio corporation

                                                        and

                                                COAXIAL COMMUNICATIONS OF
                                                  REYNOLDSBURG, INC., an
                                                  Ohio corporation

                                                        and

                                                COAXIAL COMMUNICATIONS CABLE
                                                  OPERATIONS, INC., an Ohio
                                                  corporation

                                                        and

                                                TELECINEMA OF COLUMBUS, INC.
                                                  an Ohio corporation

                                               /s/ D. Stevens McVoy

                                            By D. Stevens McVoy,
                                                Vice-President of Broadband
                                                Services, Inc., Cablenet Inter-
                                                national Corporation, Coaxial
                                                Communications of Central Ohio,
                                                Inc., Coaxial Communications of
                                                Reynoldsburg, Inc., Coaxial
                                                Communications Cable Operations,
                                                Inc. and Telecinema of Columbus,
                                                Inc.

Attest:

/s/ Andrew G. Schrader

By Andrew G. Schrader,
  Assistant Secretary of Coaxial
  Communications of Central Ohio,
  Inc. and Secretary of Broadband
  Services, Inc., Cablenet Inter-
  national Corporation, Coaxial
  Communications of Reynoldsburg,
  Inc., Coaxial Communications Cable
  Operations, Inc. and Telecinema of
  Columbus, Inc.

                                                                         ANNEX 1
                                                                         -------



                              AGREEMENT OF MERGER
                              -------------------


     This is an Agreement of Merger (sometimes hereinafter called the "MERGER AGREEMENT") made to be effective as of December 23, 1986 by and between:

COAXIAL COMMUNICATIONS OF CENTRAL OHIO, INC., an Ohio corporation (sometimes hereinafter called "CENTRAL OHIO";

                              and

COAXIAL COMMUNICATIONS OF REYNOLDSBURG, INC., an Ohio corporation (sometimes hereinafter called "REYNOLDSBURG");

                              and

COAXIAL COMMUNICATIONS CABLE OPERATIONS, INC., an Ohio corporation (sometimes hereinafter called "CABLE OPS");

                              and

TELECINEMA OF COLUMBUS, INC., an Ohio corporation (sometimes hereinafter called "TELECINEMA");

                              and

BROADBAND SERVICES, INC., a Delaware corporation (sometimes hereinafter called "BROADBAND");

                              and

CABLENET INTERNATIONAL CORPORATION, a Delaware corporation (sometimes hereinafter called "CABLENET").

                                R E C I T A L S:
                                ----------------

     (A) CENTRAL OHIO, REYNOLDSBURG, CABLE OPS and CABLENET are wholly-owned subsidiaries of BROADBAND, and TELECINEMA is a wholly-owned subsidiary of CABLENET. All of said six (6) corporations are sometimes referred to collectively in this MERGER AGREEMENT as the "CONSTITUENT CORPORATIONS."

     (B) The Board of Directors of each of the CONSTITUENT CORPORATIONS deem it advisable and in the best interests of their respective corporations and the shareholders thereof that the CONSTITUENT CORPORATIONS be merged in a transaction in which CENTRAL OHIO would be the surviving corporation; each of REYNOLDSBURG, CABLE OPS, TELECINEMA, BROADBAND and CABLENET would cease to have a separate corporate existence, and persons presently holding common stock and preferred stock of BROADBAND would become the holders of all (100%) of the issued and outstanding shares of CENTRAL OHIO, all of which would be common shares, upon the conversion of the issued and outstanding shares of common stock and preferred stock of BROADBAND into common shares of CENTRAL OHIO.

     (C) The Boards of Directors of the CONSTITUENT CORPORATIONS have approved this MERGER AGREEMENT by resolutions duly adopted by them.

     NOW, THEREFORE, in consideration of the premises and of their mutual covenants and agreements, and for other good and valuable consideration received to their full satisfaction, it is hereby agreed by and among the CONSTITUENT CORPORATIONS that the terms and conditions of the mergers contemplated by this MERGER AGREEMENT (said mergers sometimes hereinafter collectively called the "MERGERS"), and the mode of carrying the MERGERS into effect, shall be as follows:

                                   ARTICLE 1

                           THE SURVIVING CORPORATION
                           -------------------------

     SECTION 1.01. At the time when the MERGERS shall become effective
     ------------
(sometimes hereinafter called the "EFFECTIVE DATE"), each of CABLE OPS, REYNOLDSBURG, TELECINEMA, BROADBAND and CABLENET will merge into CENTRAL OHIO, and CENTRAL OHIO will be the continuing and surviving corporation in the MERGERS, will continue to exist under the laws of the State of Ohio and will be the only one of the CONSTITUENT CORPORATIONS to continue its separate corporate existence after the EFFECTIVE DATE. As used in this MERGER AGREEMENT, the term "SURVIVING CORPORATION" refers to CENTRAL OHIO at and after the EFFECTIVE DATE.

     SECTION 1.02. The name of the SURVIVING CORPORATION shall be Coaxial
     ------------
Communications of Central Ohio, Inc.

     SECTION 1.03. The Articles of Incorporation of Coaxial Communications of
     ------------
Central Ohio, Inc. attached hereto as a Exhibit A and incorporated by reference herein shall be the Articles of the SURVIVING CORPORATION until amended in accordance with law.

     SECTION 1.04. The Regulations of CENTRAL OHIO existing at the EFFECTIVE
     ------------
DATE shall be the Regulations of the SURVIVING CORPORATION until changed in accordance with law.

     SECTION 1.05.   At and after the EFFECTIVE DATE and until changed in
     -------------
accordance with law, Barry Silverstein, Dennis J. McGillicuddy and D. Stevens McVoy shall be the sole directors of the SURVIVING CORPORATION.

     SECTION 1.06. At and after the EFFECTIVE DATE and until changed in
     ------------
accordance with law,, the following persons shall be the sole officers of the SURVIVING CORPORATION and shall hold the offices of the SURVIVING CORPORATION set forth beside their respective names immediately below:

          NAMES                      OFFICES
          -----                      -------
Dennis J. McGillicuddy              President

D. Stevens McVoy                    Vice President and
                                    Assistant Secretary

Joel S. Rudich                      Vice President
                                    Chief Operating Officer

Gordon E. McMillen                  Vice President - Engineering

Richard G. Gibson                   Vice President - Chief

                                    Financial Officer and
                                    Treasurer

Andrew G. Schrader                  Vice President
                                    General Counsel and Secretary

Myra Bald                           Assistant Secretary


     SECTION 1.07. The SURVIVING CORPORATION hereby agrees that it may be.
     ------------
served :with process in the State of Delaware in any proceeding for enforcement of any obligation of BROADBAND or of CABLENET, as well as for enforcement of any obligation of the SURVIVING CORPORATION arising from the merger of BROADBAND or of CABLENET into CENTRAL OHIO, including any suit or other proceeding to enforce the right of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the General Corporation Law of the State of Delaware; and the SURVIVING CORPORATION hereby irrevocably appoints the Secretary of State of-Delaware as its agent to accept service of process in any such suit or other proceedings, and a copy of any such process shall be mailed by the Secretary of State of Delaware to:

                    Coaxial Communications
                    3770 East Livingston Avenue
                    Columbus, Ohio    43227


     SECTION 1.08. The name and address of the statutory agent upon whom any
     ------------
process, notice or demand against the SURVIVING CORPORATION or any other one of the CONSTITUENT CORPORATIONS may be served is:

                         CT Corporation System
                         813 Carew Tower
                         Cincinnati, Ohio 45202

                                   ARTICLE 2

                         DISTRIBUTIONS TO SHAREHOLDERS
                         -----------------------------

     SECTION 2.01. The manner and basis of making distributions to shareholders
     ------------
of the CONSTITUENT CORPORATIONS in extinguishment of and in substitution for their shares of the CONSTITUENT CORPORATIONS shall be as set forth in this
Article 2.

     SECTION 2.02.  At the EFFECTIVE DATE and as a result of the MERGERS, each
     ------------
of the issued shares of CENTRAL OHIO, of REYNOLDSBURG, of CABLE OPS, of TELECINEMA and of CABLENET shall, automatically and without further act of any of the CONSTITUENT CORPORATIONS or of the holder of any such share, be extinguished.

     SECTION 2.03.     Immediately prior to the EFFECTIVE DATE, all
     -------------
of the issued and outstanding shares of CENTRAL OHIO, CABLE OPS, REYNOLDSBURG and CABLENET will be owned by BROADBAND, and all of the issued and outstanding shares of TELECINEMA will be owned by CABLENET. CENTRAL OHIO, as the SURVIVING CORPORATION, shall, automatically and as a result of the MERGERS, acquire all of the assets of CABLE OPS, REYNOLDSBURG, CABLENET, BROADBAND and TELECINEMA, and no further distribution shall be made to any shareholder of CENTRAL OHIO, CABLE OPS, REYNOLDSBURG, CABLENET or TELECINEMA.

     SECTION 2.04. At the EFFECTIVE DATE and as a result of the MERGERS, each of
     ------------
the issued shares of the common stock of BROADBAND shall, automatically and without further act of any of the CONSTITUENT CORPORATIONS or of the holder thereof, be extinguished and converted into one (1) of the issued common shares of the SURVIVING CORPORATION; and until appropriate transfers are registered following compliance with Section 2.07 and, where applicable, Section 2.08 of this MERGER AGREEMENT, the holder (of record on the shareholder records of BROADBAND at the EFFECTIVE DATE) of each share of common stock so extinguished and converted shall be deemed to be recorded on the books of the SURVIVING CORPORATION as the holder of the number of common shares of the SURVIVING CORPORATION that he is entitled to receive under the provisions of this MERGER AGREEMENT.

     SECTION 2.05. At the EFFECTIVE DATE and as a result of the MERGERS:
     ------------

          (A) Each of the issued shares of the preferred stock of BROADBAND shall, automatically and without further act of any of the CONSTITUENT CORPORATIONS or of the holder thereof, be extinguished and converted into one one-hundredth (.01) of the issued common shares of the SURVIVING CORPORATION; and until appropriate transfers are registered following compliance with the provisions of Section 2.07 and, where applicable, of Section 2.08 of this MERGER AGREEMENT, the holder (of record on the shareholder records of BROADBAND at the EFFECTIVE DATE) of each share of preferred stock so extinguished and converted shall be deemed to be recorded on the books of the SURVIVING CORPORATION as the holder of the number of common shares of the SURVIVING CORPORATION that he is entitled to receive under te provisions of this MERGER AGREEMENT; and

          (B) All accumulated and unpaid dividends in respect of the issued shares of the preferred stock of BROADBAND (no such accumulated but unpaid dividends having been declared and no funds for the payment of any such accumulated but unpaid dividends having been set aside for the payment thereof) shall, automatically and without further act of any of the CONSTITUENT CORPORATIONS or of the holder of one or more or all of the issued shares of the preferred stock of BROADBAND, be cancelled and extinguished.

     SECTION 2.06.  The Board of Directors of BROADBAND and of CENTRAL OHIO,
     ------------
and, by voting for or otherwise consenting to the adoption of this Agreement of Merger, the holder of each share of the issued and outstanding common stock and preferred stock of BROADBAND who may so vote or consent, acknowledge and agree that the aggregate fair market value of all (100%) of the 8,000 issued and outstanding shares of the preferred stock of BROADBAND (including any accumulated but unpaid dividends in respect thereof) is $4,000,000, and that the aggregate fair market value of all (100%) of the common shares of the SURVIVING CORPORATION into which all of said shares of the preferred stock of BROADBAND are converted as a result of the MERGERS will, at the EFFECTIVE DATE, be $4,000,000.

     SECTION 2.07. Each person who, as a result of the MERGERS, holds one or
     -------------
more certificates which theretofore represented one or more of the shares of common stock or pref erred stock of BROADBAND that have been extinguished and converted into common shares of the SURVIVING CORPORATION as a result of the MERGERS shall surrender each such certificate held by him to the SURVIVING CORPORATION (or to an agent designated for such purpose by it), and within a reasonable time after such surrender, the SURVIVING CORPORATION shall deliver to such person in exchange therefor one or more certificates evidencing the number of common shares of the SURVIVING CORPORATION that such person is entitled to receive on such surrender in accordance with the terms of this MERGER AGREEMENT; and until so surrendered, each certificate that, prior to the MERGERS, represented one or more of the shares of common stock or preferred stock of BROADBAND that have been extinguished and converted into common shares of the SURVIVING CORPORATION as a result of the MERGERS shall be deemed, for all corporate purposes of the SURVIVING CORPORATION, to evidence ownership of the number of common shares of the SURVIVING CORPORATION that the holder of such certificate is entitled to receive in substitution and exchange therefor in accordance with this MERGER AGREEMENT; provided, however, that if there be delivered to the SURVIVING CORPORATION (or to an agent designated for such purpose by it) by any person who is unable to produce any such certificate for surrender to the SURVIVING CORPORATION (or to such agent) in accordance with this Section 2.07 (A) evidence to the satisfaction of the SURVIVING CORPORATION that such certificate has been lost, wrongfully taken, or destroyed, (B) such security or indemnity as may be requested by the SURVIVING CORPORATION to save it harmless and (C) evidence to the satisfaction of the SURVIVING CORPORATION that such person was the owner of the shares theretofore represented by each such certificate claimed by him to be lost, wrongfully taken or destroyed, and that he is the person who would be entitled to present such certificate for exchange pursuant to this MERGER AGREEMENT, then the SURVIVING CORPORATION, in the absence of actual notice to it that any shares of BROADBAND theretofore represented by any such certificate have been acquired by a bona fide purchaser, shall deliver to such person one or more certificates evidencing the number of common shares of the SURVIVING CORPORATION, that such person would have been entitled to receive upon surrender of each such lost, wrongfully taken or destroyed certificate.

     SECTION 2.08.     If a certificate evidencing one or more shares of the
     ------------
SURVIVING CORPORATION issuable as provided in this MERGER AGREEMENT upon surrender of a certificate formerly representing shares of the common stock or preferred stock of BROADBAND is to be issued to a person other than the person in whose name such surrendered certificate was registered on the books of BROADBAND at the EFFECTIVE DATE, it shall be a condition precedent to the issuance of each such certificate evidencing one or more shares of the SURVIVING CORPORATION that such surrendered certificate shall be properly endorsed and otherwise in proper form for transfer and accompanied by such documents as may be required by the SURVIVING CORPORATION, in its discretion, and that the person surrendering such certificate pay to the SURVIVING CORPORATION (or to any agent designated for such purpose by it) any transfer or other taxes payable by reason of the issuance of one or more common shares, or of the issuance of one or more certificates evidencing one or more common shares, of the SURVIVING CORPORATION to a person other than the registered holder of such surrendered certificate, or establish to the satisfaction of the SURVIVING CORPORATION (or of such agent that such tax has been paid or is not payable.

     SECTION 2.09. No certificate evidencing one or more of the common shares of
     ------------
the SURVIVING CORPORATION deliverable by it as provided elsewhere in this MERGER AGREEMENT shall be delivered by the SURVIVING CORPORATION until the holder of each such share shall have complied with Section 2.,07 and, where applicable,
Section 2.08 of this MERGER AGREEMENT; provided, however, that the SURVIVING CORPORATION may from time to time, in the case of one or more persons waive the right provided to it in this Section 2.09 to withhold one or more certificates, and no such waiver shall constitute a waiver of its right thereafter to withhold any such certificate in the case of any person.

     SECTION 2.10.  Anything contained in this MERGER AGREEMENT or elsewhere to
     -------------
the contrary notwithstanding, if any person shall perfect appraisal rights in respect of one or more shares of BROADBAND in accordance with Section 262 of the General Corporation Law of the State of Delaware (said statute sometimes hereinafter called the "STATUTE"), then:

          (A) each such share of BROADBAND shall nevertheless be deemed to have been extinguished at the EFFECTIVE DATE and as a result of the MERGERS as provided elsewhere in this Article 2, and each common shares of the SURVIVING CORPORATION into which such share of BROADBAND would (but for such perfection of appraisal rights) have been converted had the holder thereof assented to the MERGERS shall have the status of authorized but unissued common shares of the SURVIVING CORPORATION; and

          (B) each person perfecting such appraisal rights shall thereafter have only such other rights (and shall have such obligations) as are provided in the STATUTE, and (unless such rights and obligations of such person are terminated in accordance with the STATUTE) the SURVIVING CORPORATION shall not be required to issue (or to deliver any certificate evidencing) any shares of the SURVIVING CORPORATION otherwise to be issued and delivered by it to such person in accordance with this Article 2.

                                   ARTICLE 3

                     TERMINATION AND ABANDONMENT; AMENDMENT
                     --------------------------------------

     SECTION 3.01.   The MERGERS contemplated by this MERGER AGREEMENT may be
     ------------
terminated and abandoned by the Board of Directors of BROADBAND at any time prior to the EFFECTIVE DATE and for any reason, notwithstanding approval of this MERGER AGREEMENT by the shareholders of any one or more or all of the CONSTITUENT CORPORATION, without notice of such termination to the other CONSTITUENT CORPORATION.

     SECTION 3.02.  The Boards of Directors of CONSTITUENT CORPORATIONS may
     -------------
amend this MERGER AGREEMENT at any time prior to the filing thereof (or of a certificate in lieu thereof) with the Secretary of State of Delaware, provided that an amendment made subsequent to the adoption of this MERGER AGREEMENT by the shareholders of any of the CONSTITUENT CORPORATIONS shall not (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of any of the CONSTITUENT CORPORATIONS, (2) alter or change any term of the Articles of Incorporation of the SURVIVING CORPORATION to be effected by the MERGERS, or (3) alter or change any of the terms and conditions of this MERGER AGREEMENT if such alteration or change would adversely affect the holders of shares of any class or series thereof of the CONSTITUENT CORPORATIONS.

                                   ARTICLE 4

                         EFFECTIVE DATE OF THE MERGERS
                         -----------------------------

     SECTION 4.01.   After this MERGER AGREEMENT shall have been duly adopted by
     -------------
the Board of Directors of each of the CONSTITUENT CORPORATIONS and, to the extent required by law, by the shareholders of each of the CONSTITUENT CORPORATIONS, each of the CONSTITUENT CORPORATIONS shall cause this MERGER AGREEMENT (or, in lieu thereof, of a Certificate of Merger) to be executed, acknowledged and filed with the Secretary of State of Delaware as and to the extent contemplated by Sections 251, 252 and 103 of the General Corporation Law of the State of Delaware, and the MERGERS shall thereafter become effective at 11:59 p.m., Eastern Standard Time, on the earlier of (i) the date of the filing with the Secretary of State of Ohio of the Certificate of merger mentioned in Section 4.02 of this MERGER AGREEMENT and
(ii) December 29, 1986.

     SECTION 4.02.  After the filing with the Secretary of State of Delaware of
     ------------
this MERGER AGREEMENT (or, in lieu thereof, of a Certificate of Merger) as contemplated by Section 4.01 of this MERGER AGREEMENT, each of the CONSTITUENT CORPORATIONS shall cause a Certificate of Merger (in the form required by Ohio Revised Code (S) 1701.81) to be executed and filed with the Secretary of State of Ohio, and the MERGERS shall become effective at 11:59 p.m., Eastern Standard Time, on the date of such filing.

                                   ARTICLE 5

                                 MISCELLANEOUS
                                 -------------

     SECTION 5.01. This MERGER AGREEMENT may be executed in one or more
     ------------
counterparts, each of which shall be deemed to be a duplicate original, but all of which, taken together, shall be deemed to constitute a single instrument.

     SECTION 5.02. The captions contained in this MERGER AGREEMENT are included
     ------------
only for convenience of reference and do not define, limit explain or modify this MERGER AGREEMENT or its interpretation, construction or meaning and are in no way to be construed as a part of this MERGER AGREEMENT.

     SECTION 5.03. The number and gender of each pronoun used in this MERGER
     ------------
AGREEMENT shall be construed to mean such number and gender as the context, circumstances or its antecedent may require.

     Executed on behalf of each of the CONSTITUENT CORPORATIONS by its officers duly authorized in the premises.

                              COAXIAL COMMUNICATIONS OF CENTRAL
                              OHIO, INC., an Ohio corporation

                                      and

                              COAXIAL COMMUNICATIONS OF
                              REYNOLDSBURG, an Ohio corporation

                                      and

                              COAXIAL COMMUNICATIONS CABLE
                              OPERATIONS, INC., an Ohio
                              corporation

                                      and

                              TELECINEMA OF COLUMBUS, INC.,
                              an Ohio corporation

                                      and


                              BROADBAND SERVICES, INC.
                              a Delaware corporation

                                      and

                              CABLENET INTERNATIONAL
                              CORPORATION, a Delaware corporation


                              By D. Stevens McVoy,
                              Vice-President of Broadband
                              Services, Inc., Cablenet
                              International Corporation,
                              Coaxial Communications of
                              Central Ohio, Inc., Coaxial

                              Communications of Reynoldsburg, Inc., Coaxial Communications Cable Operations, Inc. and Telecinema of Columbus, Inc.


ATTEST:


By Andrew G. Schrader,
Assistant Secretary of Coaxial
Communications of Central Ohio,
Inc. and Secretary of Broadband
Services, Inc., Cablenet Inter-
national Corporation, Coaxial
Communications of Reynoldsburg,
Inc., Coaxial Communications Cable
Operations, Inc. and Telecinema
of Columbus, Inc.

                                                                       EXHIBIT A
                                                                       ---------



                           ARTICLES OF INCORPORATION
                                       OF
                  COAXIAL COMMUNICATIONS OF CENTRAL OHIO, INC.


     FIRST:  The name of the corporation shall be Coaxial Communications of
     ------
Central Ohio, Inc.

     SECOND:  The place in Ohio where the principal office of the corporation is
     -------
to be located is in the City of Columbus, County of Franklin.

     THIRD:   The purpose for which the corporation is formed is to engage in
     ------
any lawful act or activity for which corporations may be formed under Sections 1701.01 to 1701.98 of the Ohio Revised Code.

     FOURTH: The authorized number of shares of the corporation shall be 2,000
     -------
all of which shall be common shares, each with a par value of $1,00 per share.

                                 CERTIFICATE
                                 -----------


     Andrew G. Schrader hereby certifies that he is the duly elected, qualified and acting Assistant Secretary of Broadband Services, Inc. and the duly elected, qualified and acting Secretary of Cablenet International Corporation, each of which is a Delaware corporation; that written consent to the adoption of the foregoing Agreement of Merger has been given by the holders of all (100%) of the outstanding stock of each of said corporations entitled to vote thereon in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware; and that each such written consent of such stockholders is in full force and effect, without amendment, as of the date of this Certificate.

Dated:    December 23, 1986.


                                        /s/ Andrew G. Schrader,
                                        ------------------------------
                                        Andrew G. Schrader,
                                        Assistant Secretary of
                                        Broadband Services, Inc. and
                                        Secretary of Cablenet
                                        International Corporation